Exhibit 99.2

EARNINGS PRESENTATION THIRD QUARTER 2020 PFHD:NASDAQ THIRD QUARTER 2020 EARNINGS PRESENTATION PAGE 1

FORWARD LOOKING STATEMENTS 8 This slide presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements contained in this presentation that are not statements of historical fact may be deemed to be forward-looking statements, including, without limitation, statements preceded by, followed by or including words such as “anticipate,” “intend,” “believe,” “estimate,” “plan,” “seek,” “project” or “expect,” “may,” “will,” “would,” “could” or “should” and similar expressions. Forward looking statements represent the Company’s current expectations, plans or forecasts and involve signiﬁcant risks and uncertainties. Several important factors could cause actual results to diﬀer materially from those in the forward-looking statements. Those factors include, without limitation, current and future economic and market conditions, including those that could impact credit quality and the ability to generate loans and gather deposits; the duration, extent and impact of the COVID-19 pandemic, including the governments’ responses to the pandemic, on our and our customers’ operations, personnel, and business activity (including developments and volatility), as well as COVID-19’s impact on the credit quality of our loan portfolio and ﬁnancial markets and general economic conditions; the eﬀects of our lack of a diversiﬁed loan portfolio and concentration in the South Florida market; the impact of current and future interest rates and expectations concerning the actual timing and amount of interest rate movements; competition; our ability to execute business plans; geopolitical developments; legislative and regulatory developments; inﬂation or deﬂation; market ﬂuctuations; natural disasters (including pandemics such as COVID-19); potential business uncertainties related to the integration of Marquis Bancorp (MBI), including into our operations critical accounting estimates; and other factors described in our Form 10-K for the year ended December 31, 2019, Form 10-Q for the ﬁscal quarter ended March 31, 2020, Form 10-Q for the ﬁscal quarter ended June 30, 2020 and other ﬁlings with the Securities and Exchange Commission. The Company disclaims any obligation to update any of the forward-looking statements included herein to reﬂect future events or developments or changes in expectations, except as may be required by law. THIRD QUARTER 2020 EARNINGS PRESENTATION PAGE 2

A GROWING FRANCHISE IN SOUTH FLORIDA

- Professional Bank founded in **2008** in Coral Gables, FL
- Expanded from a single branch in South Miami to **nine locations** throughout South Florida and one in Ohio
- Successfully **recruited** seasoned bankers and banking teams from local, regional and national financial institutions
- Senior management has significant and long term expertise in **Florida real estate market**
- Lending and credit **philosophy** centers on maintaining a low basis in collateral and avoiding concentrations
- **Technology** team of experienced leaders supporting the bank's investment in infrastructure, enhancing service offerings and improving operational efficiency
- Completed **Initial Public Offering** and listed on the NASDAQ (PFHD) on Feb 7, 2020.
- On March 26, 2020, we closed our **acquisition** of Marquis Bancorp, Inc., which made us the 10th largest independent community bank in Florida.

** Does not include Investment Banks, Savings and Loan Associations or non-US parent banks*

10th
largest independent community bank in Florida*



We are expanding outside of Southern Florida with a new office in **New England**



NEW ENGLAND LPO
CLEVELAND DIGITAL INNOVATION CENTER
PALM BEACH GARDENS
WELLINGTON
Palm Beach County
BOCA RATON
Broward County
FORT LAUDERDALE
AVENTURA
DORAL LPO
CORAL GABLES (HEADQUARTERS)
SOUTH MIAMI
DADELAND
Miami-Dade County

Professional Holding Corp
THIRD QUARTER 2020 EARNINGS PRESENTATION | PAGE 3

NET INTEREST INCOME AND MARGIN $17,460 $16,291 Net Interest ($ in millions) Income 0 Net interest income totaled $17.5 million for the third quarter of 2020, up $1.2 million or 7.4% from the prior quarter and up $10.2 million or 139.7% from the third quarter of 2019. Net Interest Income $8,061 NIM (ex. PPP, and inc. PA) NIM $7,438 $7,253 0 Net interest margin decreased seven basis points quarter-over-quarter to 3.53% for the third quarter of 2020. NIM decreased due to loans repricing, coupled with higher yielding loan payoﬀ s. NIM(ex. PPP and PA) 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 NIM = Net Interest Margin PPP = Paycheck Protection Program PA = Purchase Accounting THIRD QUARTER 2020 EARNINGS PRESENTATION PAGE 4 3.30% 3.05% 2.99% 3.72% 3.60% 3.19% 3.68% 3.53% 3.01%

CONSISTENT LOAN GROWTH Total Loans Outstanding ($ in millions) $1,611 $1,577 Third quarter loans totaled $1.6 billion, an increase of $839 million, or 108.7% from the same period year-over-year. Compared to the second quarter, loans increased by $34.3 million, or 2.2%. We experienced growth across all loan types due to new organic origination. PPP Loans $1,351 Marquis Acquisition I $793 $723 $608 $520 $470 $393 New loan originations of $97.4 million (excluding PPP loans) during the quarter, compared to $62.6 million in the prior quarter. Additionally, the Bank originated $1.7 million in SBA PPP Loans during the quarter. Non-PPP loan growth was $32.6 million for the third quarter. '. Jun17 Dec17 Jun18 Dec18 Jun19 Dec19 Mar20 Jun20 Sep20 55.4% 55.2% 55.2% 54.4% 54.1% 53.8% 52.9% Weighted Average LTV 52.6% 52.4% THIRD QUARTER 2020 EARNINGS PRESENTATION PAGE 5 $224 $1,353 $226 $1,385

STRONG DEPOSIT FRANCHISE $1,567 $1,516 Deposits ($ in millions) Outstanding $1,372 ra Total deposits were $1.57 billion, an increase of $744 million or 90% compared to Q3 2019 and an increase of $51 million or 3% Overall cost for decreased 14 basis Demand Non-Interest Bearing Deposits 31% deposits points from 0.44% in the prior quarter to 0.30% in Q3 2020. $893 compared to Q2 2020. Time Deposits 15% $823 Transaction accounts increased 172% from Q3 2019 to Q3 2020, reﬂ ecting continued growth in core customer balances, and represents 31% of overall deposit funding. Core deposits represent 90.0% of total deposits. Interest Bearing Deposits (excluding Time Deposits) 51% 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 THIRD QUARTER 2020 EARNINGS PRESENTATION PAGE 6 $188 $112 $523 $184 $109 $600 $351 $286 $735 $495 $258 $763 $490 $237 $840

AVERAGE DEPOSIT BALANCES AND COST Average Deposit Mix Over Time - Our bank’s funding strategy focuses on building strong core relationships with our clients and providing them with a robust technological platform to support Non-Interest Bearing Brokered Deposits a well-diversiﬁed deposit portfolio. Time Deposits Cost of Deposits Money Market 1.41% 1.30% 1.10% Savings 0.44% 0.30% Interest Bearing Demand 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 THIRD QUARTER 2020 EARNINGS PRESENTATION PAGE 7 10% 12% 12% 16% 38% 1% 32% 1% 32% 18% 37% 1% 23% 13% 49% 10% 21% 13% 51% 1% 12% 20% 12% 52% 1%

ROBUST ASSET ($ in thousands) QUALITY Nonperforming Loans Criticized Assets Total NPL $547 Non-Classified Classified Total NPL Ratio** $2,646 0.33% 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 ** NPL percent of Gross Loans and does not include PPP Loans Net Charge-Offs Criticized assets decreased to $12.8 million in the third quarter, a reduction of $13.7 million, or 51.6%, compared to the second quarter. I $278 $99 NCO* $0 $0 $0 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 * Reported on a cumulative Year-to-Date basis THIRD QUARTER 2020 EARNINGS PRESENTATION PAGE 8 0.01% 0.02% $2,978 $3,964 $2,935 $4,238 $3,474 $4,707 $4,479 0.33% $5,106 0.66% $6,172 0.39% $12,273 $9,917 0.62% $10,906 $15,590

ALLOWANCE FOR LOAN LOSSES ($ in thousands) $15,035 $15,035 ALLL / Total Loans ALLL / Professional Bank Loans ALLL $9,045 $9,045 ALLL $7,393 $7,393 ALLL Ratio* $6,548 $6,548 $6,449 $6,449 ALLL Ratio* 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 * Does not include PPP Loans * Does not include PPP Loans or Marquis Loans Marquis Loans are included in this chart, but do not require a reserve, as they were marked down as part of the purchase accounting related to the acquisition. THIRD QUARTER 2020 EARNINGS PRESENTATION PAGE 9 0.83% 0.83% 0.83% 0.83% 0.91% 0.55% 1.06% 0.67% 1.65% 1.09%

EARNINGS AND ADJUSTED ($ in thousands) EARNINGS $7,788 quisition xpenses Improved ﬁnancial performance quarter-over-quarter when adjusting for nonrecurring expenses. ! Pre-vision Earnings I Tangible book value per share for the third quarter is $13.71. tual Earnings ported $0 ($1,317) Please refer to the Non-GAAP Reconciliation Table on appendix page 23. THIRD QUARTER 2020 EARNINGS PRESENTATION PAGE 10 1Q 2020 2Q 2020 3Q 2020 (0.20%) 1.19% 1.30%Annualized pre-tax pre-provision ROAA (non-GAAP) 0.38% 1.30% 1.51%Adjusted annualized pre-tax pre-provision ROAA (Non-GAAP) ($0.14) $0.23 $0.07Earnings per share (GAAP) $6,271 $1,078 Ac E Pre-tax pro $6,710 $1,094 $560 $5,711 $3,131 $1,663 $950 Ac Re ($569)

LOAN PORTFOLIO HIGHLIGHTS Loan Composition Consumer & Other Loans 100% Geographic ($ in millions) Mix Construction & Development Commercial 90% roward ounty 80% $233.6 15% Residential Real Estate 70% Miami-Dade County $946.9 58% Palm Beach County $234.1 15% 60% 50% CRE - Non-owner Occupied 40% Others 5.5 30% 12% CRE - Owner Occupied 20% Excludes PPP Loans and overdrafts 10% PPP Loans 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 THIRD QUARTER 2020 EARNINGS PRESENTATION PAGE 11 B C All $19

INTEREST RATE SENSITIVITY Impact on NII from Interest Rate Change ($ in millions) $69 $66 $64 $61 $59 $59 The Company currently remains asset sensitive $58 $57 $57 I driven by ﬂoating rate loans less and loans maturing in than a year. -400 bps -300 bps -200 bps -100 bps BASE +100 bps +200 bps +300 bps +400 bps Change from base 16.2% 12.1% 7.9% 3.7% 0.0% -0.3% -2.0% -3.4% -4.4% As of Sept 30, 2020 THIRD QUARTER 2020 EARNINGS PRESENTATION PAGE 12

ASSET LIABILITY MANAGEMENT TRENDS Yield/Cost Analysis 4.77% 4.55% -6.82% 4.34% 4.21% 3.86% Yield on Interest-Earning Assets 1.80% 1.30% 0.92% 0.84% 0.49% Cost of Funds 2016 2017 2018 2019 Q3 2020 85% of time deposits mature within a year. Total time deposits are $237.6 million (15% of total deposits). 10.7% of loans are ﬂoating rate ($173 million) 77.8% of loans are ﬁxed rate ($1.3 billion) which will adjust reprice within a year • • The balance sheet is in an asset-sensitive position for periods of less than a year. and • 11.4% of loans are ﬂoating to the Bank via interest rate SWAP ($184 million), not included in the ﬁgures above THIRD QUARTER 2020 EARNINGS PRESENTATION PAGE 13 +400 bps 16.2% 29.4% +300 bps 12.1% 22.2% -4.71% +200 bps 7.9% 14.8% -2.79% +100 bps 3.7% 7.2% -1.26% Flat - - - - - - -100 bps -0.3% -1.6% 2.30% -200 bps -2.0% -3.2% 1.13% -300 bps -3.4% -4.3% -0.16% -400 bps -4.4% -5.1% -1.16% Change in Interest Rates (Basis Points) % Change in Net Interest Income (12 months) % Change in Net Interest Income (24 months) % Change in Economic Value of Equity

INVESTMENT $106,848 PORTFOLIO 4.0 $99,316 $98,656 Duration Corporate Agency Foreign Bonds 3.65 3.50 Portfolio ($ in thousands) Mix 3.0 CDD 2.93 87 79 Municipals 2.0 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 MBS/CMO 3.0% Book Yield 2.5% $28,655 $28,460 2.5 29% 2.0% SBA 1.96% 1.95% 79% 1.5% 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 THIRD QUARTER 2020 EARNINGS PRESENTATION PAGE 14 Percent Years $4,070 $5,399 $17,183 $4,585 $5,852 $16,024 3% 2. 1. $33,784 $31,823 $37,186 $33,098 $23,097 $23,097 $2,508 $5,344 $2,940 $11,409 $9,359 $39,323 $34,215 2. 2. $3,004 $8,367

COVID-19 OPERATIONAL RESPONSE AND BANK PREPAREDNESS

COVID-19

TIMELINE OF ACTIONS

Management initiated monitoring in December 2019, providing continuous updates

Execute
March - May

Performed multi-level communications to include reinforcement of **best practices** with staff and clients about business and safety precautions and escalation procedures

All non-client facing employees **working from home**

All branches changed to **alternate work hours**

Activated '**crisis communications mode**' on our primary website to pass along updates quickly

Launched **Paycheck Protection Program** and myprobank.com/cares to communicate helpful business information

Reduced branch traffic to only allow one client at a time, and to be met at the door (later provided that all clients and employees must wear a mask)

Added functionality to digital banking to reduce in-person interaction and calls to Contact Center (push notifications, debit card limit increase, P2P, Activate debit card, change pin, etc)

Added **online PPP application** form

Automated the PPP Loan Closing documentation process

Adjust
June - October

Divided employees into **separate teams with alternating work schedules** as part of our soft Return To Work Plan

Trained all employees on the importance of **daily self-checks** and sanitation guidelines for all aspects of in-office work



Successfully completed an **entirely virtual full Systems Migration** with Marquis Bank

Opened branches with a '**Mask Required**' policy to reduce risk to both clients and employees

Immediate precautionary steps taken with any exposed employees

Enhanced our **fraud prevention** and monitoring efforts by adding a customizable system to track anomalous behavior exhibited by our entire internet banking customer base

Reduced foot traffic to our locations by only allowing transactions for Bank clients. Non-customers of the Bank and non-essential vendors allowed on an appointment basis only

Worked closely with our employees and their families on a **flexible work schedule**, taking into account state-ordered school closures resulting in home-schooling

Launched **Paycheck Protection Forgiveness** Application online under the myprobank.com/cares page to communicate helpful business information and allow submission of the forgiveness application and other documentation

Professional Holding Corp

THIRD QUARTER 2020 EARNINGS PRESENTATION | PAGE 16

10 I 30 SEPT JULY

COVID-19 BRANCH AND DIGITAL PLAY CRITICAL ROLES !I! Branch Focus and LPO locations remain open with Digital Focus Delivering updates to digital banking every 2-3 weeks. These include helpful enhancements like 30-minute Debit Card limit increases, activating and deactivating your debit card, push notiﬁcations and alerts, P2P payments, and many others Branch normal hours of operation and modiﬁed capacity rules (clients must wait outside the door, can only be allowed in one-at-a-time, and must wear a mask) Contracted third party vendor for an industrial cleaning of all locations sanitation Activated ‘crisis communications mode’ on our primary website to pass along updates quickly and provide helpful COVID-19 content (over 25 pages so far) Continue to monitor federal, state and local guidelines of mandated safety protocols by requesting all staﬀ wear protective face masks and gloves to prevent virus spread Developed a custom online portal to facilitate the SBA PPP Loan Forgiveness process and communicate helpful information on the program and required documentation If any COVID-19 exposure takes place, temporarily shut down and redirect branch traﬃc to nearby locations Shifted important communications online with a series of emails that explain the details and process of managing a client’s PPP Loan Non-customers of the Bank and non-essential vendors and suppliers only allowed on an appointment basis THIRD QUARTER 2020 EARNINGS PRESENTATION PAGE 18

COVID-19 PAYCHECK PROTECTION AS OF OCTOBER 8, 2020 PROGRAM 'Ct 1,506 * $226,168,998 in small business loans given through all rounds of the Paycheck Protection Program small business loans completed 24,000:a Over individual jobs supported 91% of our PPP loans are under .s' $350,000 � 76 Loans submitted for forgiveness (a total of $48.2 Million, or 21% of total PPP loan volume) 51% Median $42,400 Smallest Loan $900 of our PPP Mean (Average) $149,738 Largest Loan $10,000,000 clients were NEW to Professional Bank Average Fee 3.4% (766 new clients). In Round 2, NEW clients accounted for over 72%. 808 Loans below $50k 368 Loans between $50k and $150k 330 Loans above $150k THIRD QUARTER 2020 EARNINGS PRESENTATION PAGE 19 54% 24% 22%

COVID-19

ASSET QUALITY

AS OF OCTOBER 8, 2020

Industries most impacted by COVID-19

0.0% Energy
0.0% Entertainment
2.6% Hotels
11.4% Retail CRE*


14.0%

of our total loan portfolio comes from these industries

* Includes **$36.4 million** in **Grocery-anchored Retail**, which accounts for **19.9%** of all Retail CRE and **$44.1 million** in **Investment-Grade** Tenancy which account for **24.0%** of all Retail CRE.

There are loans in the Retail CRE category that may be classified as both Grocery-anchored Retail and Investment-Grade (a Moody's rating of Baa or better, or an S&P rating of BBB- or better).

Investment-Grade Tenancy must meet one of the following criteria:

- *The Borrower has an investment grade credit rating.*
- *The property to which the loan is secured is anchored by an Investment Grade Tenant.*
- *The property to which the loan is secured receives at least 50% of its contractual rental income from Investment Grade Tenants.*

LOAN MODIFICATION RELIEF

AS OF OCTOBER 8, 2020

6.7%

of all loans have been approved and remain under loan modification

Payment Deferrals



23 Residential Real Estate Loans deferred
$17.1 million

8 Owner Occupied CRE Loans deferred
$14.2 million

11 Non-owner Occupied CRE Loans deferred
$18.3 million

4 C&I Loans deferred
$2.8 million

As of 10/8/2020 Gross Loans excluding purchase accounting adjustments and PPP loans



3.7%
Payment Deferrals
(-1.2% from 9/4/2020)

2.6%
Interest-only Payments
(-0.5% from 9/4/2020)

0.4%
Other Modifications
(No change from 9/4/2020)

Professional Holding Corp
THIRD QUARTER 2020 EARNINGS PRESENTATION | PAGE 20

Total loans Total value of loans (in thousands) Weighted Average Loan-To-Value Weighted Average Appraisal Date Weighted Debt Service Coverage Ratio (or Debt-To-Income for residential) 47.4o/o 23 $17,099 june 2017 47.1o/o Single-Family 1 1 $9,663 45.2% 55.8% Jan 2017 Condominium 7 $5,824 48.9% Nov 2017 35.4% 2-4 Family 5 $1,613 52.1 o/o 39.9% June 2018 8 $14,236 52.6o/o May2016 1.85x Hospitality 3 $6,505 56.0% May 2016 1.93x Healthcare 1 $277 69.1% 3.87x July 2017 Services 2 $3,653 57.0% Feb 2016 1.60x Auto Dealership 1 $485 49.5% Aug 2018 1.23x Religious 1 $3,315 40.2% May 2016 2.13x 11 $18,256 44.9o/o Dec 2017 1.85x Retail 2 $3,186 48.6% Feb 2016 1.27x Office 1 $1,220 38.4% Mar 2018 1.63x Multifamily 2 $2,108 58.0% June2017 4.02x Hospitality 5 $8,355 44.3% 1.73x July 2018 Auto Dealership 1 $3,387 37.3% 1.41X July 2018 4 $2,776 4.92x Finance 1 $424 3.92x Restaurant 1 $574 16.85x 1 Services $1,422 1.63x o.oox Other 1 $356

COVID-19

PAYMENT DEFERRAL ACTIVITY

AS OF OCTOBER 8, 2020

		TOTAL LOANS	AMOUNT (TOTAL VALUE OF LOANS, IN THOUSANDS)	WLTV (WEIGHTED LOAN-TO-VALUE)	WAAD (WEIGHTED AVERAGE APPRAISAL DATE)	WDSCR/DTI (WEIGHTED DEBT SERVICE COVERAGE RATIO OR DTI FOR RESIDENTIAL)	
Residential Real Estate	9/4/2020	41 LOANS	$29,297	50%	May 2017	45.6%	AS OF 9/4/2020
	NET INCREASE	+ 1 LOANS	+ $612	- 3%		+ 1.8%	
	REINSTATED LOANS	- 19 LOANS	- $12,810				
	10/8/2020	23 LOANS	= $17,099	= 47%	June 2017	= 47.4%	AS OF 10/8/2020
Owner Occupied CRE	9/4/2020	10 LOANS	$16,388	52%	May 2016	1.94x	AS OF 9/4/2020
	NET INCREASE	+ 0 LOANS	+ $0	+ 1%		- 0.04x	
	REINSTATED LOANS	- 2 LOANS	- $2,152				
	10/8/2020	8 LOANS	= $14,236	= 53%	May 2016	= 1.90x	AS OF 10/8/2020
Non-Owner Occupied CRE	9/4/2020	11 LOANS	$18,290	45%	July 2017	1.85x	AS OF 9/4/2020
	NET INCREASE	+ 0 LOANS	+ $0	+ 0%		+ 0.00x	
	REINSTATED LOANS	- 0 LOANS	- $34				
	10/8/2020	11 LOANS	= $18,256	= 45%	Dec 2017	= 1.85x	AS OF 10/8/2020
C&I Loans	9/4/2020	5 LOANS	$2,848			4.89x	AS OF 9/4/2020
	NET INCREASE	+ 0 LOANS	+ $0			+ 0.03x	
	REINSTATED LOANS	-1 LOANS	- $71				
	10/8/2020	4 LOANS	= $2,776			= 4.92x	AS OF 10/8/2020

Bar chart is not to scale, but used for illustration. Reinstatement of loans also includes other amortization and/or principal reductions on these loans.

Professional Holding Corp

THIRD QUARTER 2020 EARNINGS PRESENTATION | PAGE 22

APPENDIX: NON-GAAP RECONCILIATION ($ in thousands, except per share data) THIRD QUARTER 2020 EARNINGS PRESENTATION PAGE 23 1Q 2020 2Q 2020 3Q 2020 Net interest income (GAAP) $8,061 $16,291 $17,460 Total non-interest income (GAAP) $856 $968 $963 Total non-interest expense (GAAP) $9,486 $11,548 $11,713 Pre-tax pre-provision earnings (non-GAAP)($569) $5,711 $6,710 Total adjustments to non-interest expense($1,663) ($560) Adjusted pre-tax pre-provision earnings (non-GAAP)$1,094 $6,271 $7,788 Adjusted return on average assets (non-GAAP) Annualized pre-tax pre-provision ROAA (non-GAAP) (0.20%) 1.19% 1.30% Adjusted annualized pre-tax pre-provision ROAA (non-GAAP) 0.38% 1.30% 1.51%